UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

10X CAPITAL VENTURE ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-39737	85-2446849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 257-0069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	VCVCU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VCVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VCVCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of 10X Capital Venture Acquisition Corp (the “Company”), on November 27, 2020, the Company consummated its initial public offering (“IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $175,000,000. In addition, simultaneously with the closing of the IPO, as previously reported on a Current Report on Form 8-K of the Company, the Company consummated the private sale of an aggregate of 5,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Company’s sponsor, 10X Capital SPAC Sponsor I LLC (the “Sponsor”). In addition, the underwriters of the IPO (the “Underwriters”) were granted a 45-day option to purchase up to 2,625,000 additional Units to cover over-allotments, if any.

On December 18, 2020, the Underwriters exercised the over-allotment option in full and purchased an additional 2,625,000 Units (the “Over-Allotment Units”), generating gross proceeds of $26,250,000.

A total of $201,250,000 of the net proceeds from the sale of the Units, the Over-Allotment Units and the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee, established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 27, 2020 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Warrants on November 27, 2020, but not the proceeds from the sale of the Over-Allotment Units on December 18, 2020, had been prepared by the Company and previously filed on a Current Report on Form 8-K. The Company’s unaudited pro forma balance sheet as of December 18, 2020, reflecting receipt of the proceeds from the sale of the Over-Allotment Units on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Press Release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Balance Sheet as of December 18, 2020.
99.2	Press Release, dated December 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10X CAPITAL VENTURE ACQUISITION CORP

By:	/s/ Hans Thomas
Name: Hans Thomas
Title: Chairman and Chief Executive Officer

Dated: December 18, 2020

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